UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2012

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Advisor Class: (VMDAX)
Institutional Class: (VMDIX)

ANNUAL REPORT
September 30, 2012

www.victoria1522.com

Victoria 1522 Fund
a series of the Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance and Summary	3
Schedule of Investments	4
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	21
Supplemental Information	22
Expense Example	26

This report and the financial statements contained herein are provided for the general information of the shareholders of the Victoria 1522 Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

VICTORIA 1522 FUND

Dear Fellow Shareholder:

Over the fiscal year that ended on September 28, 2012 (the last trading day of the period), the Victoria 1522 Fund Advisor Class generated a total return of +12.12% and the Institutional Class, +12.29% versus a total return of +16.93% in the Morgan Stanley Capital International Emerging Markets Index.  (All returns quoted in this review are in U.S. dollar terms.)

High volatility characterized the emerging markets during the reporting period.  Many investors appear to have focused on short-term concerns, such as quarterly earnings results and credit-rating upgrades or downgrades.  In this environment, our strategy of anticipating trends that generally unfold over longer periods than a single quarter was less rewarding than it has been in the past.

Several holdings contributed to the Fund’s underperformance over the fiscal year, but holdings in the Materials sector (in which the portfolio was overweighted at the start of the reporting period) were amongst the weakest.  In fact, the stock that had the largest negative impact on the portfolio was the cement manufacturer Cemex (Mexico).  We initially added Cemex to the portfolio in February 2012, believing that the company was poised to benefit from what we expected to be a pending recovery in housing starts in the United States, the second-largest contributor to Cemex’s consolidated sales, after Mexico.  By May, however, the company faced a significant hurdle, as the Mexican peso weakened, raising the debt service cost of Cemex’s U.S. dollar-denominated debt.  The slowdown in Spain, another key export market for Cemex, further clouded the picture.  As a result, we became concerned about a possible loss during the period ended June (that concern subsequently materialized) and we sold the entire position in Cemex, even though it had depreciated significantly since we first added it to the portfolio.  Another considerably weak Materials holding was the South African gold-mining company AngloGold Ashanti, which came under pressure as a result of a prolonged labor strike, even though the price of gold soared by 11% during the reporting period.

Concerns about a slowdown in China also weighed on other sizeable Fund holdings, including China COSCO (shipping) and Dongyue (manufacture of refrigerants for residential and automobile air conditioners).  Additionally, our focus on auto-related stocks such as China ZhengTong, Guangzhou Automobile, and Qingling Motors yielded disappointing results.  By the end of the reporting period, we had eliminated all of these stocks from the portfolio, as it became more evident to us that economic growth in China was slowing down.

In addition, a number of the Fund’s positions in Consumer Staples—the second-best performing sector of the emerging markets over the fiscal year, after the Technology sector, underperformed.  One disadvantage here was the timing of raising the portfolio’s exposure in Consumer Staples.  Early in the reporting period, the Fund was overweighted in Materials stocks.  Although we later began to shift more assets from that sector to Consumer Staples as part of a defensive strategy, the Fund did not have as much exposure to Consumer Staples when that sector performed well early in the fiscal year.  (The Fund was overweighted in Consumer Staples by the end of the reporting period.)  An underweight in Financials also detracted from the Fund’s relative performance.

Partially offsetting the disappointing results from these positions were numerous Fund holdings in many different markets and sectors that outperformed the benchmark.  These included the South Korean semiconductor manufacturer Samsung Electronics, the South African supermarket operator Shoprite Holdings, Taiwan Semiconductor Manufacturing Company, Russian oil producer LukOil , and Brazilian beverage maker and distributor Companhia de Bebidas das Americas (AmBev).  And, while the portfolio’s average weighting in Financials was less than market neutral, the Fund’s holdings in that sector performed better than the benchmark’s Financials sector’s performance during the reporting period.  The portfolio’s overweight position in these financial institutions—FirstRand (South Africa), Metropolitan Bank & Trust (Philippines), and Agricultural Bank of China—yielded favorable contribution to relative performance.

Looking ahead, the Victoria 1522 Fund is maintaining a cautious stance.  Of particular concern to us is the possibility that a renewed debt crisis might emerge in the United States by mid-2013.  This outlook is predicated on our estimate that approximately $1.4 trillion of mortgage-backed securities, Federal agency debt, and term asset-backed securities currently held by the U.S. Federal Reserve will mature by 2014.  If the agencies and banks that securitized these obligations are unable to retire the debt, another round of global financial crisis could ensue.

As a result, we are continuing to focus on identifying opportunities in areas of the market that we regard as defensive.  In practice, this encompasses not just sectors, such as health care, but also the frontier markets, a segment of emerging markets investments that continue to have a low correlation with mainstream emerging markets and the developed economies.

We remain confident that, over the long term, our strategy of seeking to identify more-enduring trends before they become consensus will prove to be rewarding.

As always, thank you for your investment in the Victoria 1522 Fund.

Sincerely,

Josephine S. Jimenez, CFA
President & Chief Investment Officer
Victoria 1522 Investments, LP
244 California Street, Suite 610
San Francisco, CA  94111
November 19, 2012

Emerging markets are generally in the infancy stage of capital markets development. As a result, their economic systems are still evolving and their political systems are typically less stable than those in developed economies. Emerging markets securities also involve foreign security risk which is the risk that the prices of foreign securities may be more volatile because of economic conditions abroad, political developments, and changes in the regulatory environment. In addition, changes in exchange rates and interest rates in foreign countries may adversely affect share prices.

The Fund may invest in derivatives, and to a limited extent in emerging market debt, developed market stocks and illiquid securities. Derivative instruments involve risks different from, or possibly greater than, the risks of investing directly in securities, such as liquidity risk, market risk, credit risk and management risk. Emerging market debt risk is affected by a country’s credit rating, political environment, and the yield spread of emerging market debt over U.S. Treasuries. If interest rates rise, the price of bonds will decline, making emerging market debt less appealing.

Victoria 1522 Fund
FUND PERFORMANCE AND SUMMARY at September 30, 2012

This graph compares a hypothetical $1,000,000 investment in the Fund’s Institutional Class shares, made at its inception with a similar investment in the MSCI Emerging Markets Index, MSCI Emerging Markets + Frontier Index and MSCI Emerging Markets Investable Market (IMI) Index.  Results include the reinvestment of all dividends and capital gains.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The MSCI Emerging Markets + Frontier Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging  and frontier markets.

The MSCI Emerging Markets Investable Market (IMI) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.  This index provides exhaustive coverage of large, mid, and small cap segments by targeting up to 99% coverage of the free-float adjusted market capitalization in each market, subject to minimum investability criteria and a universal minimum size range.

Total Returns as of September 30, 2012
	1 Year	3 Year*	Since Inception* (10/1/08)
Victoria 1522 Fund – Advisor Class shares	12.12%	4.24%	17.93%
Victoria 1522 Fund – Institutional Class shares	12.29%	4.46%	18.17%
MSCI Emerging Markets Index	16.93%	5.63%	8.88%
MSCI Emerging Markets + Frontier Index	16.50%	5.38%	8.05%
MSCI Emerging Markets Investable Market (IMI) Index	16.78%	5.77%	9.50%
*Annualized Return

The performance data quoted here represents past performance.  Past performance is no guarantee of future results.  Investment return and principal will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance quoted.

Gross and net expense ratio for the Advisor Class shares are 2.91% and 1.90%,respectively and for the Institutional Class shares are 2.65% and 1.65% respectively, which are the amounts stated in the current prospectus as of the date of this report.  The contractual fee waivers are in effect until January 31, 2013 (it will automatically renew for an additional one year period).

The total returns of individual share classes will differ due to varying expenses between the classes. Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

The Fund’s Advisor has waived fees or expenses; absent such waivers, the Fund’s returns would have been lower.

Victoria 1522 Fund
SCHEDULE OF INVESTMENTS
As of September 30, 2012

Number of Shares		Value
	COMMON STOCKS – 97.2%
	BRAZIL – 16.4%
12,200	Banco do Brasil S.A.	$149,247
4,100	Cia Brasileira de Distribuicao Grupo Pao de Acucar - ADR	184,951
4,400	Cia de Bebidas das Americas - ADR	168,388
12,480	Cielo S.A.	311,130
11,800	Itau Unibanco Holding S.A.	178,695
17,200	Marcopolo S.A.	99,522
8,600	Natura Cosmeticos S.A.	232,897
20,800	Petroleo Brasileiro S.A. - ADR	477,152
19,000	Raia Drogasil S.A.	216,032
7,000	Souza Cruz S.A.	93,817
19,400	Vale S.A.	337,137
		2,448,968
	CHILE – 3.2%
7,900	Sociedad Quimica y Minera de Chile S.A. - ADR	486,956

	CHINA – 15.5%
35,500	Anhui Conch Cement Co., Ltd. - Class H	109,766
700	Baidu, Inc. - ADR*	81,774
21,900	China Mobile Ltd.	242,782
3,800	China Mobile Ltd. - ADR	210,368
194,000	China Overseas Land & Investment Ltd.	488,920
91,200	CNOOC Ltd.	185,166
17,500	Hengan International Group Co., Ltd.	164,867
536,000	Lenovo Group Ltd.	441,876
126,000	Sunny Optical Technology Group Co., Ltd.	69,493
178,500	Zhaojin Mining Industry Co., Ltd. - Class H	323,301
		2,318,313
	COLOMBIA – 0.5%
1,300	Bancolombia S.A. - ADR	77,623

	INDIA – 3.2%
8,700	HDFC Bank Ltd. - ADR	326,946
3,700	ICICI Bank Ltd. - ADR	148,518
		475,464
	INDONESIA – 1.1%
392,500	Bank Negara Indonesia Persero Tbk P.T.	160,300

	MALAYSIA – 7.6%
96,500	Axiata Group Bhd	204,915
116,700	Gamuda Bhd	131,056
153,000	Malayan Banking Bhd	450,330

Victoria 1522 Fund
SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2012

Number of Shares		Value
	COMMON STOCKS (Continued)
	MALAYSIA (Continued)
173,500	Telekom Malaysia Bhd	$350,849
		1,137,150
	MEXICO – 7.6%
47,140	Alfa S.A.B. de C.V. - Class A	87,748
12,600	America Movil S.A.B. de C.V. - ADR	320,544
4,400	Fomento Economico Mexicano S.A.B. de C.V. - ADR	404,712
58,100	Grupo Financiero Banorte S.A.B. de C.V. - Class O	328,376
		1,141,380
	PERU – 2.9%
6,200	Cia de Minas Buenaventura S.A. - ADR	241,552
900	Credicorp Ltd.	112,752
2,500	Southern Copper Corp.	85,900
		440,204
	PHILIPPINES – 2.7%
143,400	Aboitiz Power Corp.	115,242
62,200	DMCI Holdings, Inc.	86,364
90,700	Metropolitan Bank & Trust	200,917
		402,523
	RUSSIA – 5.0%
9,900	Etalon Group Ltd. - GDR*	62,291
11,100	Lukoil OAO - ADR	681,484
		743,775
	SOUTH AFRICA – 7.9%
98,300	FirstRand Ltd.	329,471
12,270	Foschini Group Ltd.	186,453
1,400	Sasol Ltd.	62,426
3,610	Sasol Ltd. - ADR	160,934
21,700	Shoprite Holdings Ltd.	438,445
		1,177,729
	SOUTH KOREA – 8.8%
1,090	Hyundai Motor Co.	245,857
770	Samsung Electronics Co., Ltd.	927,926
7,100	SK Hynix, Inc.*	144,293
		1,318,076
	TAIWAN – 5.4%
204,629	Taiwan Semiconductor Manufacturing Co., Ltd.	629,494

Victoria 1522 Fund
SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2012

Number of Shares		Value
	COMMON STOCKS (Continued)
	TAIWAN (Continued)
11,200	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	$177,184
		806,678
	THAILAND – 5.9%
41,000	Advanced Info Service PCL	284,729
15,100	PTT Exploration & Production PCL	79,554
17,300	Siam Cement PCL	195,636
58,300	Siam Commercial Bank PCL	318,220
		878,139
	TURKEY – 3.5%
3,300	Anadolu Efes Biracilik Ve Malt Sanayii AS	49,029
25,932	Aselsan Elektronik Sanayi Ve Ticaret AS	93,753
1,800	Coca-Cola Icecek AS	33,672
15,910	Koza Altin Isletmeleri AS	341,189
		517,643
	TOTAL COMMON STOCKS (Cost $12,582,605)	14,530,921

Principal Amount		Value
	SHORT-TERM INVESTMENTS – 0.5%
$70,965	UMB Money Market Fiduciary Fund, 0.01%1	70,965

	TOTAL SHORT-TERM INVESTMENTS (Cost $70,965)	70,965

	TOTAL INVESTMENTS – 97.7% (Cost $12,653,570)	14,601,886
	Other Assets in Excess of Liabilities – 2.3%	340,643

	TOTAL NET ASSETS – 100.0%	$14,942,529

ADR – American Depository Receipt
GDR – Global Depository Receipt
PCL – Public Company Limited

* Non-income producing security.
1 The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Victoria 1522 Fund
SUMMARY OF INVESTMENTS
As of September 30, 2012

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Regional Banks	16.4%
Semiconductors	12.6%
Wireless Telecommunications	8.4%
Integrated Oil	7.7%
Precious Metals	6.1%
Food Retail	4.2%
Real Estate Development	3.7%
Oil & Gas Production	3.3%
Chemicals: Agricultural	3.3%
Computer Processing Hardware	3.0%
Beverages: Non-Alcoholic	2.9%
Household/Personal Care	2.7%
Major Telecommunications	2.3%
Steel	2.3%
Financial Conglomerates	2.2%
Miscellaneous Commercial Services	2.1%
Motor Vehicles	1.6%
Beverages: Alcoholic	1.4%
Drugstore Chains	1.4%
Chemicals: Specialty	1.3%
Apparel/Footwear Retail	1.2%
Industrial Conglomerates	1.2%
Engineering & Construction	0.9%
Electric Utilities	0.8%
Construction Materials	0.7%
Trucks/Construction/Farm Machinery	0.7%
Tobacco	0.6%
Aerospace & Defense	0.6%
Other Metals/Minerals	0.6%
Internet Software/Services	0.5%
Medical Specialties	0.5%
Total Common Stocks	97.2%
Short-Term Investments	0.5%
Total Investments	97.7%
Other Assets in Excess of Liabilities	2.3%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Victoria 1522 Fund
STATEMENT OF ASSETS AND LIABILITIES
As of September 30, 2012

Assets:
Investments in securities, at value (cost $12,653,570)	$14,601,886
Cash, denominated in foreign currency (cost $93,362)	93,354
Receivables:
Investment securities sold	811,444
Dividends and interest	55,213
Due from Advisor	1,309
Prepaid expenses	14,725
Total assets	15,577,931

Liabilities:
Payables:
Investment securities purchased	590,206
Distribution Plan - Advisor Class (Note 6)	1,064
Auditing fees	14,999
Fund accounting fees	8,901
Custody fees	6,453
Transfer agent fees and expenses	4,722
Fund administration fees	5,055
Chief Compliance Officer fees	1,452
Trustees' fees and expenses	250
Accrued other expenses	2,300
Total liabilities	635,402

Net Assets	$14,942,529

Components of Net Assets:
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$14,788,038
Accumulated net investment income	31,961
Accumulated net realized loss on investments and foreign currency	(1,825,989)
Net unrealized appreciation on:
Investments	1,948,316
Foreign currency translations	203
Net Assets	$14,942,529

Advisor Class:
Net assets applicable to shares outstanding	$1,684,181
Shares of beneficial interest issued and outstanding	131,620
Offering and redemption price per share	$12.80

Institutional Class:
Net assets applicable to shares outstanding	$13,258,348
Shares of beneficial interest issued and outstanding	1,031,344
Offering and redemption price per share	$12.86

See accompanying Notes to Financial Statements.

Victoria 1522 Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2012

Investment Income:
Dividends (net of foreign withholding taxes of $31,116)	$345,583
Interest	49
Total investment income	345,632

Expenses:
Advisory fees	174,552
Fund accounting fees	56,764
Custody fees	44,073
Fund administration fees	42,321
Transfer agent fees and expenses	37,088
Registration fees	22,560
Audit fees	14,999
Shareholder reporting fees	9,564
Legal fees	9,177
Chief Compliance Officer fees	9,026
Trustees' fees and expenses	5,691
Distribution fees - Advisor Class (Note 6)	5,265
Miscellaneous	2,948
Insurance fees	1,274
Total expenses	435,302
Less: Advisory fees waived	(174,552)
Less: other fees waived	(5,050)
Net expenses	255,700
Net investment income	89,932

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized loss on:
Investments	(1,781,809)
Foreign currency transactions	(28,010)
Total net realized loss	(1,809,819)
Net change in unrealized appreciation/depreciation on:
Investments	3,218,974
Foreign currency translations	13,829
Total net change in unrealized appreciation/depreciation	3,232,803
Net realized and unrealized gain on investments and foreign currency	1,422,984

Net Increase in Net Assets from Operations	$1,512,916

See accompanying Notes to Financial Statements.

Victoria 1522 Fund
STATEMENTS OF CHANGES IN NET ASSETS

Year Ended September 30, 2012	Year Ended September 30, 2011
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$89,932	$168,175
Net realized gain (loss) on investments and foreign currency transactions	(1,809,819)	1,149,218
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	3,232,803	(4,191,511)
Net increase (decrease) in net assets resulting from operations	1,512,916	(2,874,118)

Distributions to Shareholders:
From net investment income:
Advisor Class	(8,299)	(4,690)
Institutional Class	(88,922)	(52,237)
From net realized gains:
Advisor Class	(87,342)	(382,601)
Institutional Class	(471,255)	(1,709,429)
Total distributions to shareholders	(655,818)	(2,148,957)

Capital Transactions:
Net proceeds from shares sold:
Advisor Class	682,442	2,218,747
Institutional Class	2,454,131	3,483,648
Total net proceeds from shares sold	3,136,573	5,702,395

Reinvestment of distributions:
Advisor Class	95,276	377,764
Institutional Class	424,730	1,256,502
Total reinvestment of distributions	520,006	1,634,266

Cost of shares redeemed:
Advisor Class1	(1,919,232)	(1,330,700)
Institutional Class2	(1,063,332)	(1,079,800)
Total cost of shares redeemed	(2,982,564)	(2,410,500)

Net increase from capital transactions	674,015	4,926,161

Total increase (decrease) in net assets	1,531,113	(96,914)

Net Assets:
Beginning of year	13,411,416	13,508,330
End of year	$14,942,529	$13,411,416

Accumulated net investment income	$31,961	$66,340

See accompanying Notes to Financial Statements.

Year Ended September 30, 2012	Year Ended September 30, 2011
Capital Share Transactions:
Shares sold:
Advisor Class	52,938	138,673
Institutional Class	186,374	221,433
Total shares sold	239,312	360,106

Shares reinvested:
Advisor Class	7,926	25,034
Institutional Class	35,218	82,883
Total shares reinvested	43,144	107,917

Shares redeemed:
Advisor Class	(149,613)	(91,733)
Institutional Class	(88,207)	(71,090)
Total shares redeemed	(237,820)	(162,823)

Net increase from capital share transactions	44,636	305,200

1 Net of redemption fee proceeds of $743 and $2,328, respectively.
2 Net of redemption fee proceeds of $0 and $2,896, respectively.

See accompanying Notes to Financial Statements.

Victoria 1522 Fund
FINANCIAL HIGHLIGHTS – Advisor Class

Per share operating performance
For a capital share outstanding throughout each Period

	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010	For the Period October 1, 2008* to September 30, 2009

Net asset value, beginning of period	$11.93	$16.53	$17.02	$10.00
Income from Investment Operations:
Net investment income (loss)1	0.05	0.13	(0.01)	0.11
Net realized and unrealized gain (loss) on investments and foreign currency	1.36	(2.35)	3.19	6.94
Total from investment operations	1.41	(2.22)	3.18	7.05
Less Distributions:
From net investment income	(0.05)	(0.03)	(0.09)	(0.03)
From net realized gains	(0.49)	(2.35)	(3.58)	—
Total distributions	(0.54)	(2.38)	(3.67)	(0.03)
Net asset value, end of period	$12.80	$11.93	$16.53	$17.02

Total return	12.12%	(16.45)%	20.90%	70.70%	2

Ratios and Supplemental Data:
Net assets, end of period	$1,684,181	$2,630,039	$2,453,561	$2,897,137

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	3.09%	2.91%	3.39%	5.54%	3
After fees waived and expenses absorbed	1.90%	1.90%	1.90%	1.90%	3
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.81)%	(0.17)%	(1.55)%	(2.79)%	3
After fees waived and expenses absorbed	0.38%	0.84%	(0.06)%	0.85%	3

Portfolio turnover rate	149%	122%	125%	168%	2

* Commencement of operations.
1 Based on average shares outstanding during the period.
2 Not annualized.
3 Annualized.

See accompanying Notes to Financial Statements.

Victoria 1522 Fund
FINANCIAL HIGHLIGHTS – Institutional Class

Per share operating performance
For a capital share outstanding throughout each Period

	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010	For the Period October 1, 2008* to September 30, 2009

Net asset value, beginning of period	$12.01	$16.63	$17.05	$10.00
Income from Investment Operations:
Net investment income1	0.08	0.17	0.03	0.13
Net realized and unrealized gain (loss) on investments and foreign currency	1.35	(2.37)	3.20	6.95
Total from investment operations	1.43	(2.20)	3.23	7.08
Less Distributions:
From net investment income	(0.09)	(0.07)	(0.07)	(0.03)
From net realized gains	(0.49)	(2.35)	(3.58)	—
Total distributions	(0.58)	(2.42)	(3.65)	(0.03)
Net asset value, end of period	$12.86	$12.01	$16.63	$17.05

Total return	12.29%	(16.25)%	21.19%	71.00%	2

Ratios and Supplemental Data:
Net assets, end of period	$13,258,348	$10,781,377	$11,054,769	$8,664,115

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.84%	2.65%	3.14%	5.29%	3
After fees waived and expenses absorbed	1.65%	1.65%	1.65%	1.65%	3
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.56)%	0.09%	(1.30)%	(2.54)%	3
After fees waived and expenses absorbed	0.63%	1.09%	0.19%	1.10%	3

Portfolio turnover rate	149%	122%	125%	168%	2

* Commencement of operations.
1 Based on average shares outstanding during the period.
2 Not annualized.
3 Annualized.

See accompanying Notes to Financial Statements.

Victoria 1522 Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2012

Note 1 – Organization
Victoria 1522 Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is to provide long-term capital growth.  The Fund commenced investment operations on October 1, 2008, with two classes of shares, Advisor Class and Institutional Class.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets generally are valued at their market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

Foreign securities traded in countries outside the U.S. are fair valued by utilizing the quotations of an independent pricing service.  The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Fund calculates the NAVs.  The Board reviews the independent third party fair valuation analysis report quarterly.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of

Victoria 1522 Fund
NOTES TO FINANCIAL STATEMENTS - Continued
September 30, 2012

each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(c) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Fund’s NAV is next determined.  Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(d) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

The Regulated Investment Company Modernization Act of 2010 (the "Act") was signed into law on December 22, 2010.  The Act made changes to a number of the federal income and excise tax provisions impacting regulated investment companies ("RICs"), including simplification provisions on asset diversification and qualifying income tests, provisions aimed at preserving the character of the distributions made by the RIC and coordination of the income and excise tax distribution requirements, and provisions for allowing unlimited years carryforward for capital losses.  In general, the provisions of the Act were effective for taxable years beginning after December 22, 2010, the date of enactment.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination.  A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute

Victoria 1522 Fund
NOTES TO FINANCIAL STATEMENTS - Continued
September 30, 2012

of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities.  As of and during the year ended September 30, 2012, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders
The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any.  Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Victoria 1522 Investments, LP (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.15% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses in order to limit total annual operating expenses to 1.90% and 1.65% of the Fund's average daily net assets for Advisor Class and Institutional Class, respectively until January 31, 2013 (it will automatically renew for an additional one year period).

For the year ended September 30, 2012, the Advisor waived all of its advisory fees and other fees totaling $179,602.  The Advisor may recover from the Fund fees and expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below any current expense limit. The Advisor is permitted to seek reimbursement from the Fund for a period three fiscal years following the fiscal year in which such reimbursements occurred.  The Advisor may recapture a portion of the following amounts no later than September 30 of the years stated below:

2013:	$191,057
2014:	162,565
2015:	179,602
$533,224

Grand Distribution Services, LLC (“GDS”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”), an affiliate of GDS, serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator.  UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended September 30, 2012, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended September 30, 2012, are reported on the Statement of Operations.

Victoria 1522 Fund
NOTES TO FINANCIAL STATEMENTS - Continued
September 30, 2012

Note 4 – Federal Income Taxes
At September 30, 2012, gross unrealized appreciation and depreciation of investments and foreign currency owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$12,669,741

Gross unrealized appreciation	2,206,089
Gross unrealized depreciation	(273,741)
Net unrealized appreciation on investments and foreign currency translations	$1,932,348

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Accounting principles generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended September 30, 2012, permanent differences in book and tax accounting have been reclassified to paid in capital, accumulated net investment income and accumulated net realized gain as follows:

Increase (Decrease)
Paid in Capital	Accumulated Net Investment Income	Accumulated Net Realized Gain
$ 394	$ (27,090)	$ 26,696

As of September 30, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$31,389
Undistributed long-term gains	-
Tax accumulated earnings	31,289
Accumulated capital and other losses	(1,809,818)

Unrealized appreciation (depreciation) on investments	1,932,145
Unrealized appreciation (depreciation) on foreign currency	875
Total accumulated earnings	$154,491

Losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.  As of September 30, 2012, the Fund had $1,809,818 of post-October capital losses which are deferred until October 1, 2012 for tax purposes.

The tax character of distributions paid during the fiscal years ended September 30, 2012 and September 30, 2011 were as follows:

Distribution paid from:	September 30, 2012	September 30, 2011
Ordinary income	$97,730	$1,683,209
Long-term capital gains	558,088	465,748
Total distributions	$655,818	$2,148,957

Victoria 1522 Fund
NOTES TO FINANCIAL STATEMENTS - Continued
September 30, 2012

Note 5 – Investment Transactions
For the year ended September 30, 2012, purchases and sales of investments, excluding short-term investments, were $22,037,052 and $21,629,726, respectively.

Note 6 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares.  With respect to the Advisor Class, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets, payable to the Advisor as the distribution coordinator.  The Institutional Class does not pay any distribution fees.
For the year ended September 30, 2012, distribution fees incurred are disclosed on the Statement of Operations.

Note 7 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy.  In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its

Victoria 1522 Fund
NOTES TO FINANCIAL STATEMENTS - Continued
September 30, 2012

entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

In addition, the Fund has adopted Accounting Standards Update No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards.  Enhanced disclosure is required to detail any transfers in to and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of September 30, 2012, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 31	Total
Investments
Common Stocks
Commercial Services	$311,130	$-	$-	$311,130
Communications	530,912	1,083,275	-	1,614,187
Consumer Durables	-	245,857	-	245,857
Consumer Non-Durables	899,814	247,568	-	1,147,382
Electronic Technology	177,184	2,237,342	-	2,414,526
Energy Minerals	1,319,570	327,146	-	1,646,716
Finance	1,322,157	2,010,449	-	3,332,606
Health Technology	-	69,493	-	69,493
Industrial Services	-	131,056	-	131,056
Non-Energy Minerals	664,589	774,256	-	1,438,845
Process Industries	486,956	195,636	-	682,592
Producer Manufacturing	187,270	86,364	-	273,634
Retail Trade	400,983	624,898	-	1,025,881
Technology Services	81,774		-	81,774
Utilities	-	115,242	-	115,242
Short-Term Investments	70,965	-	-	70,965
Total Investments	$6,453,304	$8,148,582	$-	$14,601,886

1 The Fund did not hold any Level 3 securities at period end.

There were no transfers between Levels at period end.

Note 9 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

The Fund’s policies permit the Fund to enter into forward contracts principally to hedge either specific transactions or portfolio positions in an attempt to minimize currency value fluctuations.  Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days, agreed upon by the parties, from the date of the contract, at a price set at the time of the contract.  The forward contracts

Victoria 1522 Fund
NOTES TO FINANCIAL STATEMENTS - Continued
September 30, 2012

were bought or sold to protect the Fund, to some degree, from a  possible loss resulting from an adverse change in the relationship between foreign currencies and the United States dollar (“US$”).  Although such contracts may minimize the risk of loss due to a decline in value of the hedged currency, the contracts may limit any potential gain that may result from currency increases.

The risks to the Fund of entering into forward contracts include currency risks, such as fluctuations in the value of foreign currencies and the performance of foreign currencies relative to the US$; exchange control regulations; and costs incurred in connection with conversions between various currencies (fees may also be incurred when converting foreign investments to US$).  As a result, the relative strength of the US$ may be an important factor in the performance of the Fund.  For the year ended September 30, 2012, the Fund did not enter into any forward contracts.

Note 10 – Recently Issued Accounting Pronouncements
In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 Disclosures about Offsetting Assets and Liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

Note 11 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the Victoria 1522 Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of September 30, 2012, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended and the period October 1, 2008 (commencement of operations) to September 30, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from broker were not received.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Victoria 1522 Fund as of September 30, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended and the period October 1, 2008 to September 30, 2009 in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 28, 2012

Victoria 1522 Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information

For federal income tax purposes, the Fund designates long-term capital gain dividends of $558,088 for the year ended September 30, 2012.

For the year ended September 30, 2012, 100% of dividends paid from net investment income for the Fund is designated as qualified dividend income.

For the year ended September 30, 2012, 0.65% of the dividends paid from net investment income for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended, the Fund designates $58,608 of income derived from foreign sources and $27,304 of foreign taxes paid for the period ended September 30, 2012.

Of the ordinary income (including short-term capital gains) distributions made by the Fund during the year ended September 30, 2012, the proportionate share of income derived from foreign sources attributable to one share of stock, or the amount determined to be necessary, is $0.0504 and the proportionate share of foreign taxes attributable to one share of stock is $0.0235.

Trustees and Officer Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 819-1522.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller a (born 1947) Trustee	Since November 2007	Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-present).	51	None
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	51	None
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Consultant-Interim CEO, Unified Fund Services, Inc., a mutual fund service provider (2003-2006); Ex-officio Board Member of the National Investment Company Service Association and past President and Chairman (1995-1997); Senior Vice President, Oppenheimer Management Company (1983-1996).	51	None
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the distributor of certain series of the Trust (not including the Fund), Grand Distribution Services, LLC, and custodian (2006-present); Consultant to Jefferson Wells International (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	51	None

Victoria 1522 Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Eric M. Banhazl b † (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present); Senior Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 – 2006); Partner, The Wadsworth Group, a mutual fund administration and consulting services provider (1990-2001).	51	Advisors Series Trust (1997 to 2007).
Officers of the Trust
Rita Dam b (born 1966) Treasurer and Assistant Secretary	Since December 2007
Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006); Vice President, The Wadsworth Group, a mutual fund administration and consulting services provider (1994-2001).
			N/A	N/A
Joy Ausili b (born 1966) Secretary and Assistant Treasurer	Since December 2007
Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006); Vice President, The Wadsworth Group, a mutual fund administration and consulting services provider (1997-2001).
			N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Robert Tuszynski a (born 1959) Vice President	Since March 2010	Senior Vice President, Director of Distribution Services, UMB Fund Services, Inc. (2008 – present); Vice President and CCO, CUNA Mutual Fund Group (2004 – 2008).	N/A	N/A
Todd Cipperman b (born 1966) Chief Compliance Officer	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with the Fund’s distributor, Grand Distribution Services, LLC and its affiliates, UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

Victoria 1522 Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement (Unaudited)
At in-person meetings held on August 14-15, 2012, and September 26-27, 2012, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Victoria 1522 Investments, LP (the “Investment Advisor”) with respect to the Victoria 1522 Fund series of the Trust (the “Fund”) for an additional one-year term.  In approving renewal of the Advisory Agreement, the Board of Trustees, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration Corporation (“MFAC”) and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. The Board considered information reviewed by the Board during the year at other Board and committee meetings.  Before voting on the Advisory Agreement, the Independent Trustees met in a private session at which no representatives of the Investment Advisor were present.

In approving the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below.  In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of the Fund compared with the returns of the MSCI Emerging Markets Index and the returns of a select group of comparable funds selected by Morningstar, Inc. (the “Peer Group”) from its Diversified Emerging Markets Universe for the one- and three-year periods ended June 30, 2012.  With respect to the performance results of the Fund, the Board noted that the materials they reviewed indicated the annualized total returns of the Fund for the one-year period were higher than the returns of the MSCI Emerging Markets Index and below the Peer Group and Diversified Emerging Markets Universe medians, but were above all those measures for the three-year period.  The Board noted that consideration of returns of market indexes needed to take into account that indexes do not reflect the expenses of operating mutual funds.

The Board considered the overall quality of services provided by the Investment Advisor to the Fund.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in all aspects of day-to-day management and oversight of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, the commitment of the Investment Advisor to the Fund’s growth, and the Investment Advisor’s compliance structure and compliance procedures. Based on its review, the Board and the Independent Trustees concluded that the Investment Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Advisory Agreement.  The Board and the Independent Trustees also concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

Victoria 1522 Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Advisory Fee and Expense Ratio
With respect to the advisory fees and total expenses paid by the Fund, the Board noted the meeting materials indicated that the investment advisory fees (gross of fee waivers) and the total expenses (net of fee waivers) paid by the Fund were higher than the Fund’s Peer Group and Universe medians, although in neither case were they the highest in the Peer Group.  The Trustees noted, however, that the Investment Advisor had waived nearly its entire advisory fee with respect to the Fund in the past year because of the Fund’s low asset levels.  The Board observed that the fees charged by the Investment Advisor to the Fund are slightly higher than the fees charged by the Investment Advisor to separate account clients, but they also noted that the minimum account requirement for separate accounts was significantly higher than the Fund’s current asset level.  The Board also considered that the Investment Advisor oversees the Fund’s compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s other clients, and that the Investment Advisor had contractually agreed to limit the Fund’s expenses. The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Fund, noting that the Investment Advisor had realized no profits with respect to the Fund in the past year.  The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, including investment advisory fees paid to the Investment Advisor and the intangible benefits of any favorable publicity arising in connection with the Fund’s performance. They also noted that although there were no advisory fee breakpoints, the asset levels of the Fund were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Fund’s assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

Victoria 1522 Fund
EXPENSE EXAMPLE
For the Six Months Ended September 30, 2012 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Advisor Class only); and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 4/1/12 to 9/30/12.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/12	Ending Account Value 9/30/12	Expenses Paid During Period* 4/1/12 – 9/30/12
Advisor Class
Actual Performance	$ 1,000.00	$ 956.70	$ 9.31
Hypothetical (5% annual return before expenses)	1,000.00	1,015.49	9.59

Institutional Class
Actual Performance	1,000.00	957.60	8.08
Hypothetical (5% annual return before expenses)	1,000.00	1,016.74	8.33

*
Expenses are equal to the Fund’s annualized expense ratio of 1.90% and 1.65% for Advisor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period).  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

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Victoria 1522 Fund
a series of the Investment Managers Series Trust

Investment Advisor
Victoria 1522 Investments, LP
244 California Street, Suite 610
San Francisco, California 94111

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

Distributor
Grand Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

FUND INFORMATION

	TICKER	CUSIP
Victoria 1522 Fund Advisor Class	VMDAX	461 418 881
Victoria 1522 Fund Institutional Class	VMDIX	461 418 873

Privacy Principles of the Victoria 1522 Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Victoria 1522 Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 819-1522 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 819-1522 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  http://www.sec.gov or by calling the Fund at (888) 819-1522. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Victoria 1522 Fund
c/o UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, WI 53233
Toll Free: 1-888-819-1522

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-819-1522.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2012	FYE 9/30/2011
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2012	FYE 9/30/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 9/30/2012	FYE 9/30/2011
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	12/7/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	12/7/2012

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	12/7/2012